UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2013

Veramark Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-13898	16-1192368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1565 Jefferson Rd, Suite 120, Rochester, New York		14623
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 585-381-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2013, Veramark Technologies, Inc. (the “Company”) entered into Change in Control Bonus Agreements (the “CIC Bonus Agreements”) with certain of its executive officers, including: Anthony C. Mazzullo, President and Chief Executive Officer, Ronald C. Lundy, Senior Vice President of Finance and Chief Financial Officer, Joshua B. Bouk, Senior Vice President of Strategic Services, and Thomas W. McAlees, Senior Vice President of Engineering and Operations.

Each of the CIC Bonus Agreements is effective from April 30, 2013 until the earlier of a Change in Control, as such term is defined in the CIC Bonus Agreements, or December 31, 2013. Each CIC Bonus Agreement provides that, subject to the continued employment of the executive with the Company through the occurrence of a Change in Control, the Company will pay such executive a lump sum cash payment within five days following the Change in Control, as follows: Mr. Mazzullo - $40,000; Mr. Lundy - $20,000; Mr. Bouk - $20,000; and Mr. McAlees - $25,000.

Under the CIC Bonus Agreements, a Change in Control shall be deemed to occur if: (i) any person or group, other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the beneficial owner, directly or indirectly, or securities representing more than 50% of the combined voting power of the Company’s then-outstanding securities entitled to vote for the election of directors; (ii) a merger or consolidation with another corporation, unless the Company’s stockholders own at least 50% of the combined voting power of the resulting entity’s voting securities entitled to vote for the election of directors; (iii) the sale or disposition of all or substantially all of the Company’s business or assets; or (iv) individuals who, as of April 30, 2013, constitute the members of the board of directors of the Company cease to constitute at least a majority of the board of directors of the Company.

The foregoing description of the CIC Bonus Agreements does not purport to be complete and is qualified in its entirety by reference to the CIC Bonus Agreements, which the Company intends to file with its next Quarterly Report on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veramark Technologies, Inc.

Dated: May 2, 2013	By:	/s/ Ronald C. Lundy
Ronald C. Lundy
Senior Vice President of Finance and Chief Financial Officer